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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-89930, 33-62386, 33-42757, 33-42759 and 33-
19528.


                              ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  May 28, 1996